(10)  (a)       Leases.

                              1. Amendment to Lease Agreement - Medical Center
                                 Drive Facility

                              2. Second Amendment to Lease Agreement - Research
                                 Boulevard Facility

                              DIAGNON CORPORATION

                         AMENDMENT TO LEASE AGREEMENT


This amendment to lease agreement ("AGREEMENT") made and entered into this 28th day of May, 1998 by and between Red Gate III Limited Partnership ("LANDLORD") and Diagnon Corporation ("TENANT").

WITNESSETH:

Whereas, the LANDLORD and TENANT entered into the following LEASES:

                     Date                 Square Footage
                     ----                 --------------
                  April 4, 1990               30,000
                  May 31, 1991                 8,862
                  September 11, 1991           4,432
                  December 19, 1991            2,533
                  March 29, 1994              12,176

located in 9600 Medical Center Drive, Rockville, Maryland 20850 ("BUILDING");
and

Whereas, TENANT desires and LANDLORD agrees to amend these LEASES by:

      1. Commencing June 1, 1998, all five LEASES will be combined, plus 3,652 square feet of space located in the basement will be added to TENANT'S total square footage of space. The new total is 61,655 square feet,

      2.  Commencing June 1, 1998, the new monthly rate will be $89,630.82,

      3.  The LEASE termination date will be May 31, 2002,

      4. The five (5) year option will commence June 1, 2002 (The monthly rental rate will be $97,466.28 commencing June 1, 2002, and increase 3% annually),

      5. One Hundred and Twenty Five Thousand Dollars ($125,000.00) in improvements will be allowed under this agreement; and

Whereas, the real estate tax base year is July 1, 1992 through June 30, 1993, and TENANT'S pro-rata share of the increase in real estate taxes remains at 49.78% of the total above ground square footage of the buildings "B" and "C"; and

Whereas, RENT will increase by 3% annually beginning June 1, 1999.

Ratification of LEASE: Except as expressly modified or amended by this AGREEMENT, all terms, covenants and conditions of the LEASE shall remain the same.

In witness whereof, LANDLORD and TENANT have caused this AGREEMENT to be executed as of this 28th day of May, 1998 and do hereby declare this AGREEMENT to be binding on them, their respective successors and assigns.


WITNESS:                      LANDLORD:
                              Red Gate III Limited Partnership


/s/ R. L. Englehart           /s/ William M. Rickman
__________________________    ______________________________
                              By: William M. Rickman


ATTEST:                       TENANT:
                              Diagnon Corporation


/s/ Kevin M. O'Neill, Esq.    /s/ David A. Newcomer
__________________________    ______________________________
                              By: David A. Newcomer
                                  Chief Financial Officer

                                 BIOQUAL, INC.

                      SECOND AMENDMENT TO LEASE AGREEMENT


This second amendment to lease agreement ("AGREEMENT") made and entered into this 28th day of May, 1998 by and between W. M. RICKMAN CONSTRUCTION CO. ("LANDLORD") and BIOQUAL, INC. ("TENANT").

WITNESSETH:

Whereas, the LANDLORD and TENANT entered into a certain lease("LEASES") dated June 1, 1991 covering 30,000 square feet of space ("PREMISES") located in 2501 Research Boulevard, Rockville, Maryland 20850 ("BUILDING"); and

Whereas, the LEASE was amended to extend the LEASE for five (5) additional years commencing June 1, 1996 and terminating May 31, 2001 with a five (5) year option commencing June 1, 2001;

Whereas, TENANT desires and LANDLORD agrees to amend this agreement by:

      1.  The LEASE termination date will be May 31, 2002,

      2. The five (5) year option will commence June 1, 2002, not June 1, 2001 (The monthly rental rate will be $31,900.00 commencing June 1, 2002, and increase 3% annually),

      3   Commencing June 1, 1998, the new monthly rate will be $29,800.75,

      4. Sixty Thousand Dollars ($60,000.00) in improvements will be allowed under this agreement; and

Whereas, RENT will increase by 3% annually beginning June 1, 1999.

Ratification of LEASE: Except as expressly modified or amended by this AGREEMENT, all terms, covenants and conditions of the LEASE shall remain the same.

In witness whereof, LANDLORD and TENANT have caused this AGREEMENT to be executed as of this 28th day of May, 1998 and do hereby declare this AGREEMENT to be binding on them, their respective successors and assigns.


WITNESS:                      LANDLORD:
                              W. M. Rickman Construction Company


/s/ R. L. Englehart           /s/ William M. Rickman
__________________________    _____________________________
                              By:  William M. Rickman


ATTEST:                       TENANT:
                              Bioqual, Inc.


/s/ Kevin M. O'Neill, Esq.    /s/ David A. Newcomer
__________________________    _____________________________
                              By:  David A. Newcomer
                              Chief Financial Officer